EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Corvus Gold Inc. (the “Company”), for the period ended November 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peggy Wu, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 14, 2022	By:	/s/ Peggy Wu
Peggy Wu
Chief Financial Officer (Principal Financial and Accounting Officer)

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